THE SAINT JAMES COMPANY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement dated as of October ___, 2009 (this “Agreement”), is entered into by and among THE SAINT JAMES COMPANY, a North Carolina corporation (the “Company”), and SAPHIRE ADVISORS, LLC, a Delaware limited liability company (“Shareholder”).

WHEREAS, pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of October __, 2009, by and among Shareholder, The Saint James Eos Wine Company, a California corporation (the “Purchaser”), and the Company, the Company agreed:  (i) to issue 2,500,000 restricted shares of Saint James Stock to Shareholder; and (ii) upon conversion of the Note, to issue the Conversion Stock to Shareholder (Capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement).

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Definitions.

1.1.     As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any entity controlling, controlled by or under common control with such designated Person.  For the purposes of this definition, “control” shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

“Commission” means the Securities and Exchange Commission, and any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

“Register,” “Registered” and “Registration” means a Registration effected by preparing and filing a Registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration statement by the Commission, with such effectiveness continuing for not less than 36 consecutive calendar days (or such shorter period as will terminate when all Registrable Stock shall have been sold or withdrawn).

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor Rule thereto.

“Securities” means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into, or exercisable or exchangeable for, Securities or a Security.

“Securities Act” means the Securities Act of 1933, as amended.

Section 2.            Registration.  The Company shall use its diligent efforts (a) to file a Registration statement under the Securities Act as soon as practicable, and in any event within sixty (60) days following the Closing Date, and (b) to effect the Registration under the Securities Act of:  (i) the 2,500,000 restricted shares of Saint James Stock issued to Shareholder pursuant to the Asset Purchase Agreement; (ii) the Earnout Stock; and (iii) 120% of the amount of Conversion Stock, which would be issued if all of the indebtedness outstanding under the Note on the Closing Date were converted into Conversion Stock as of such date, all to the extent requisite to permit disposition by Shareholder and their affiliates (collectively, the “Registrable Stock”) in accordance with the intended methods of disposition described on Schedule 1 attached hereto.

Section 3.            Registration Procedures.

3.1.        The Company will, as expeditiously as reasonably possible:

(a)           before filing each Registration statement or prospectus or amendment or supplement thereto with the Commission, furnish counsel for the Shareholder with copies of all such documents (other than exhibits thereto) proposed to be filed, which shall be subject to the prompt, reasonable approval of such counsel;

(b)           prepare and file with the Commission a Registration statement with respect to such Registrable Stock and use its diligent efforts to cause such Registration statement to become effective as soon as practicable after filing;

(c)           prepare and file with the Commission such amendments and supplements to such Registration statement and the prospectus used in connection therewith as may be necessary to keep such Registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Stock covered by such Registration statement in accordance with the intended methods of disposition set forth in such Registration statement;

(d)           prepare and promptly file with the Commission, and notify Shareholder immediately after the filing of, such amendment or supplement to such Registration statement or prospectus as may be necessary to correct any statements or omissions if any event shall have occurred as the result of which any such Registration statement or prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and notify Shareholder immediately after its discovery of such event;

(e)           furnish to the underwriters and Shareholder such numbers of copies of such Registration statement, each amendment and supplement thereto, the prospectus included in such Registration statement (including each preliminary prospectus) and such other documents as such underwriters or Shareholder may reasonably request (including legal opinions and accountant comfort letters) in order to facilitate the disposition of the Registrable Stock subject to such Registration statement in accordance with such Registration statement;

(f)           use its diligent efforts to Register or qualify any Registrable Stock covered by such Registration statement under the securities or blue sky laws of such jurisdictions within the United States of America as Shareholder or the underwriters reasonably request, and to take any other acts which Shareholder or the underwriters may reasonably request under such securities or blue sky laws to enable the consummation of the disposition in such jurisdictions of such Registrable Stock (provided, however, that the Company may not be required under this Agreement (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not otherwise be required to qualify, or (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction);

(g)           provide a transfer agent and registrar for all Registrable Stock sold under the Registration not later than the effective date of the Registration statement;

(h)           use all diligent efforts to cause any stop order that may be issued to be withdrawn promptly;

(i)           enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, or any Shareholder reasonably requests in order to expedite or facilitate the disposition of such Registrable Stock, provided that in no event shall the indemnification or contribution obligations of the Company contained in any such agreement be greater than the obligations set forth in Section 5;

(j)           make available for inspection by Shareholder, any underwriter participating in any disposition pursuant to such Registration statement, and any attorney, accountant or other agent retained by Shareholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by Shareholder or underwriter in connection with such Registration statement, all subject to such limitations as the Company reasonably deems appropriate in order to protect the Company’s confidential or proprietary information; and

(k)           use diligent efforts to cause Registrable Stock to be designated or listed for trading in the same manner as similar securities issued by the Company are then designated or listed on each inter-dealer quotation system of which any of the Company’s securities are then quoted.

3.2         Shareholder agrees as follows:

(a)           Shareholder shall cooperate as reasonably requested by the Company with the Company in connection with the preparation of the Registration statement, and for so long as the Company is obligated to file and keep effective the Registration statement, shall provide to the Company, in writing, for use in the Registration statement, all such information and undertakings as it may reasonably request regarding Shareholder (and its direct and indirect members) and their plan of distribution of the Registrable Stock to enable the Company to prepare the Registration statement and prospectus covering the Registrable Stock, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

(b)           During such time as Shareholder may be engaged in a distribution of the Registrable Stock, Shareholder shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things:  (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation; (ii) distribute the Registrable Stock under the Registration statement solely in the manner described in the Registration statement; and (iii) cease distribution of such Registrable Stock pursuant to such Registration statement upon receipt of written notice from the Company that the prospectus covering the Registrable Stock contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)           Shareholder, by execution of this Agreement, agrees:  (i) that upon receipt of any written notice from the Company, Shareholder will forthwith discontinue its disposition of Registrable Stock pursuant to the Registration statement relating to such Registrable Stock until the receipt by Shareholder of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of Shareholder of the prospectus relating to such Registrable Stock current at the time  of receipt of such notice; and (ii) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Stock is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by Shareholder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

Section 4.           Expenses.  The Company shall pay all expenses incurred in effecting all Registrations of Registrable Stock provided for in this Agreement, including, without limitation, all Registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (except as limited hereinbelow), expenses of any audits incident to or required by any such Registration and expenses of complying with the securities or blue sky laws of any applicable jurisdictions, other than fees and disbursements of counsel to Shareholders and underwriting discounts and commissions).

Section 5.            Indemnification.

5.1.        The Company agrees, to the extent permitted by law, to indemnify and hold harmless Shareholder and each direct or indirect member of Shareholder, against any losses, claims, damages or liabilities (except as limited by Section 5.5), joint or several, arising out of or based upon:

(a)           any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration statement under which such Securities were Registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any Securities being Registered, or any amendment or supplement thereto, or

(b)           any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading,

except insofar as any such loss, claim, damage or liability is:

(i)           caused by or contained in any information furnished in writing to the Company by Shareholder or any direct or indirect member of a Shareholder thereof expressly for use in connection with such Registration, or

(ii)           caused by Shareholder’s or any of its direct or indirect members’ failure to deliver a copy of the Registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder, or

(iii)           caused by the use of a prospectus or preliminary prospectus or any amendment or supplement by Shareholder or Any of its direct or indirect members after receipt of notice from the Company that it should no longer be used.

In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the sellers of Registrable Stock (and with the same exception with respect to information furnished or omitted by such underwriter or controlling person thereof).  The Company shall reimburse each Person indemnified pursuant to this Section 5.1 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against.  The reimbursements required by this Section 5.1 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.  The indemnities provided pursuant to this Section 5.1 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Registrable Stock by a Shareholder or any direct or indirect member thereof.

5.2.           In the event of any Registration of any Registrable Stock under the Securities Act pursuant to this Agreement, Shareholder agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration statement or prospectus in connection with the Registration or any amendment or supplement thereto.

5.3.          To the extent permitted by law, and subject to the limitation set forth in the last sentence of this Section 5.3, Shareholder agrees to indemnify and hold harmless the Company, its directors, officers, direct and indirect members, employees and agents against:

(a)          any losses, claims, damages or liabilities (except as limited by Section 5.5), arising out of or based upon:

(i)           any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration statement under which such Securities were Registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any Securities being Registered, or any amendment or supplement thereto, or

(ii)           any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as any such loss, claim, damage or liability is caused by or contained in any information furnished in writing to the Company by the indemnifying Shareholder expressly for use in connection with such Registration; and

(b)          any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

(i)           any failure by Shareholder or any of its direct or indirect members to deliver a copy of the Registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder, or

(ii)           any failure by Shareholder or any of its direct or indirect members to stop using the Registration statement or prospectus or any amendment or supplement thereto after receipt of written notice from the Company to stop.

In connection with an underwritten offering, Shareholder will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the Company and other sellers.  Shareholder shall reimburse each Person indemnified pursuant to this Section 5.3 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against.  The reimbursements required by this Section 5.3 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.  The indemnities provided pursuant to this Section 5.3 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Registrable Stock by an indemnifying Person, and transfer of other Securities by any other indemnified Person.

5.4.          Indemnification similar to that specified in Sections 5.1 and 5.3 (with such modifications as shall be appropriate) shall be given by the Company and each Shareholder of any Registrable Stock covered by any Registration or other qualification of Securities under any federal or state securities law or regulation other than the Securities Act with respect to any such Registration or other qualification effected pursuant to this Agreement.

5.5.           In the event the Company or Shareholder receives a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to claim for indemnification under this Section 5, the Person claiming indemnification shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action.  The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the Person claiming indemnification reasonably believes (with written advice of counsel) that the ability of the counsel defending such action to defend such Person’s interests therein is affected adversely and materially by a conflict of interest) and the indemnifying Person shall not be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person’s consent, which consent will not be unreasonably withheld.

Section 6.            Compliance with Rule 144.  In the event that the Company (a) Registers a class of Securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of Shareholder or any direct or indirect member thereof who proposes to sell Securities in compliance with Rule 144, the Company shall, to the extent necessary to enable Shareholder to comply with such Rule, (y) forthwith furnish to Shareholder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 and (z) exercise all diligent efforts to make available to the public and Shareholder such information as will enable any Shareholder or any direct or indirect members thereof to make sales pursuant to Rule 144.

Section 7.            Piggyback Rights.  If, at any time prior to the registration of the Registrable Shares, the Company registers pursuant to the Securities Act and sells in a public distribution for its own account any Saint James Stock, the Company shall, upon request, register and allow each Shareholder to sell in conjunction with such distribution any or all of its Registrable Shares.  The Company shall give Shareholder such notice of a proposed public distribution as is reasonable under the circumstances, giving primary consideration to the need of the Company to raise capital and the timing of the proposed distribution.

Section 8.            Legends.

8.1         Certificates evidencing the Saint James Stock and Conversion Stock shall not contain any legend with respect to transfer restrictions or otherwise:  (i) following any sale of Saint James Stock, Conversion Stock or Earnout Stock pursuant to Rule 144, or (ii) if such Saint James Stock, Conversion Stock or Earnout stock is eligible for sale under Rule 144(b)(ii), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).  The Company shall cause its counsel to issue a legal opinion to its transfer agent promptly after the effective date of a Registration statement with respect to the Registrable Stock if required by the transfer agent to effect the removal of the legend hereunder upon sales of Registrable Stock in compliance with the plan of distribution set forth in the Registration statement.  The Company agrees that at such time as such legend is no longer required under this Section 8.1, it will, no later than seven Trading Days following the delivery by Shareholder or any direct or indirect members of a Shareholder to the Company or its transfer agent of a certificate representing common stock, as applicable, issued with a restrictive legend (such seventh Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to Shareholder or its direct or indirect members, as applicable, a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer of the Registrable Stock issued to Shareholder beyond those set forth in this Agreement.  Certificates for stock subject to legend removal hereunder shall be transmitted by the transfer agent to Shareholder by crediting the account of such Shareholder’s prime broker with the Depository Trust Company System.

8.2         Shareholder agrees that the removal of the restrictive legend from certificates representing Registrable Stock as set forth in this Section 8 is predicated upon the Company’s reliance that such Shareholder will sell any Registrable Stock pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if any Registrable Stock is sold pursuant to a Registration statement, it will be sold in compliance with the plan of distribution set forth therein.

Section 9.            Miscellaneous.

9.1.        Governing Law and Jurisdiction.  It is the intention of the parties that internal laws of the State of California (irrespective of its choice of law principles) shall govern the validity of this Agreement.  Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in San Francisco, California, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein.  Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.

9.2         Assignment; Successors and Assigns.  Neither this Agreement nor any rights, benefits or obligations set forth herein may be assigned by any of the parties hereto.  Except as otherwise provided herein, each and all of the covenants, terms, provisions and agreements contained herein shall be binding upon, and shall inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of each of the respective parties.

9.3         Severability.  If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provisions to other Persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.  The parties further agree to replace any such invalid or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provisions.

9.4         Entire Agreement.  This Agreement and the Purchase Agreement constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, written or oral, among the parties with respect to such subject matter.

9.5           Amendment.  Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby.

9.6           No Waiver.  The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provision.

9.7           Attorneys’ Fees.  Should a suit or proceeding be brought relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees, and all other costs, expenses and fees incurred in connection with such a suit or proceeding and all costs, expenses and fees of any appeal.

9.8.           Notices.  Whenever any party hereto desires or is required to give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service, sent by express courier service with guaranteed next Trading Day delivery, charges prepaid or by facsimile or e-mail with verification of receipt, or mailed by the United States certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Shareholder, to:

Saphire Advisors, LLC
381 Mallory Station Road, Suite 211
Franklin, Tennessee 37067
Attention: Jeffrey S. Hopmayer

with a copy (which shall not constitute notice) to:

Horwood Marcus & Berk Chartered
180 N. LaSalle Street, Suite 3700
Chicago, Illinois 60601
Attention: Keith H. Berk, Esq.
Facsimile: (312) 264-2582

If to Purchaser or Saint James, to:

95 Fable Farm Road
New Canaan, CT 06840
Attention: Richard Hurst
Facsimile: (203) 972-0265

with a copy (which shall not constitute notice) to:

Baker & Hostetler LLP
600 Anton Boulevard, Suite 900
Costa Mesa, California 92626-7221
Attention: Randy Katz, Esq.
Facsimile: (714) 966-8802

Each such communication shall be effective when received by the addressee thereof in the case of personal service, facsimile or e-mail or, if sent by express courier, within one Trading Day after delivery to such courier or, if sent by certified mail in the manner set forth above, three Trading Days after being deposited in the United States mail.  Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 9.8.

9.9           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

9.10.        Headings.  The headings used herein are solely for the convenience of the parties and shall not control or affect the meaning or construction of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed on the day first above written.

THE SAINT JAMES COMPANY	SAPHIRE ADVISORS, LLC

By:	By:
Its:		Jeffrey Hopmayer, Manager